Transamerica Asset Allocation Short Horizon

SCHEDULE OF INVESTMENTS
At January 31, 2025
(unaudited)

	Shares	Value
INVESTMENT COMPANIES - 100.0%
International Equity Fund - 2.1%
Transamerica International Equity (A)	6,701	$ 144,137
Money Market Fund - 0.2%
Transamerica Government Money Market, 4.10% (A)(B)	15,132	15,132
U.S. Equity Funds - 8.5%
Transamerica Large Growth (A)	15,415	220,597
Transamerica Large Value Opportunities (A)	23,511	224,999
Transamerica Small Cap Growth (A)	11,296	73,649
Transamerica Small Cap Value (A)	13,615	68,483
		587,728
U.S. Fixed Income Funds - 89.2%
Transamerica Core Bond (A)	355,923	3,021,784
	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds (continued)
Transamerica High Yield Bond (A)	91,671	$ 755,373
Transamerica Inflation Opportunities (A)	119,619	1,161,495
Transamerica Short-Term Bond (A)	123,788	1,214,359
		6,153,011
Total Investment Companies (Cost $6,835,589)		6,900,008
Total Investments (Cost $6,835,589)		6,900,008
Net Other Assets (Liabilities) - (0.0)% (C)		(3,448)
Net Assets - 100.0%		$ 6,896,560
INVESTMENT VALUATION:

Valuation Inputs (D)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$6,900,008	$—	$—	$6,900,008
Total Investments	$6,900,008	$—	$—	$6,900,008
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)	Affiliated investment in the Class I3 shares of funds within Transamerica Funds. The Fund’s transactions and earnings from these underlying funds are as follows:

Affiliated Investments	Value October 31, 2024	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value January 31, 2025	Shares as of January 31, 2025	Dividend Income	Net Capital Gain Distributions
Transamerica Core Bond	$31,766,289	$451,318	$(28,866,922)	$(5,166,943)	$4,838,042	$3,021,784	355,923	$202,843	$—
Transamerica Government Money Market	144,085	66,881,321	(67,010,274)	—	—	15,132	15,132	931	—
Transamerica High Yield Bond	7,704,077	131,475	(7,058,436)	(353,038)	331,295	755,373	91,671	77,458	—
Transamerica Inflation Opportunities	12,522,098	138,270	(11,342,815)	553,159	(709,217)	1,161,495	119,619	47,524	—
Transamerica International Equity	1,508,892	14,909	(1,347,052)	394,144	(426,756)	144,137	6,701	3,656	449
Transamerica Large Growth	2,297,756	52,659	(2,459,564)	690,064	(360,318)	220,597	15,415	—	36,452
Transamerica Large Value Opportunities	2,361,421	56,405	(2,162,641)	537,820	(568,006)	224,999	23,511	18,181	21,978
Transamerica Short-Term Bond	12,650,228	173,654	(11,587,876)	(409,816)	388,169	1,214,359	123,788	81,826	—
Transamerica Small Cap Growth	725,229	13,227	(705,195)	(18,859)	59,247	73,649	11,296	—	7,825
Transamerica Small Cap Value	810,298	20,140	(760,334)	(21,474)	19,853	68,483	13,615	1,246	13,493
Total	$72,490,373	$67,933,378	$(133,301,109)	$(3,794,943)	$3,572,309	$6,900,008	776,671	$433,665	$80,197

(B)	Rate disclosed reflects the yield at January 31, 2025.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
Transamerica Funds

Transamerica Asset Allocation Short Horizon

SCHEDULE OF INVESTMENTS (continued)
At January 31, 2025
(unaudited)
FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):
(D)
There were no transfers in or out of Level 3 during the period ended January 31, 2025. Please reference the Investment Valuation section of the Notes to Schedule of Investments for more information regarding investment valuation and pricing inputs.

Transamerica Funds

Transamerica Asset Allocation Short Horizon

NOTES TO SCHEDULE OF INVESTMENTS
At January 31, 2025
(unaudited)
INVESTMENT VALUATION
Transamerica Asset Allocation Short Horizon (the "Fund") is a series of the Transamerica Funds.
Transamerica Asset Management, Inc. (“TAM”) has been designated as the Fund's valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, with responsibility for fair valuation subject to oversight by the Fund's Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. Generally Accepted Accounting Principles in the United States of America establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Fund's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using Net Asset Value (“NAV”) per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund's investments at January 31, 2025, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Fund's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.
Transamerica Funds